DocuSign Envelope ID: EA350C36-E900-4606-87D9-B0A4B2C2E752

Roche Draft 1/6/2021

Exhibit 10.63

SEVENTH AMENDMENT TO LICENSE, COLLABORATION, AND OPTION AGREEMENT

This SEVENTH AMENDMENT TO LICENSE, COLLABORATION, AND OPTION AGREEMENT

(this “Seventh Amendment”) is made and entered into as of January 5, 2022 (the “Seventh Amendment Effective Date”) between Sarepta Therapeutics Three LLC, a limited liability company organized and existing under the laws of the State of Delaware, United States of America, with its principal offices at 215 First Street, Cambridge, MA, 02142 (“Sarepta”) and F. Hoffmann-La Roche Ltd, a company organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, 4070 Basel, Switzerland (“Roche”). Sarepta and Roche may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Sarepta and Roche entered into that certain License, Collaboration, and Option Agreement dated December 21, 2019 (the “Original Agreement”); and

WHEREAS, the Parties desire to make certain amendments to the Original Agreement;

NOW, THEREFORE, in consideration of the promises and covenants contained in this Amendment, and intending to be legally bound, the Parties hereby agree as follows:

1.
Interpretation. Capitalized terms not defined in this Seventh Amendment have the meanings given such terms in the Original Agreement. References to Sections and Schedules herein will be to Sections and Schedules of the Original Agreement, except as otherwise noted.

2.
Amendments.

Section 4.1 is hereby deleted in its entirety and replaced with the following:

As between the Parties and in accordance with this Agreement, (a) Sarepta will be the Party that performs all Development activities set forth in the Joint Global Development Plan for the Licensed Products and all Development activities for all Option Products worldwide, unless agreed otherwise by the Parties and (b) Roche will be the Party that performs all Development activities set forth in the Roche Territory Development Plan for the Licensed Products. Each Party will conduct all Development activities for which it is responsible under this Agreement in a good scientific manner, in accordance with GLP and GCP, as applicable, and in compliance with Professional Requirements and Applicable Law.

3.
Effect on Original Agreement. Except as specifically amended by this Amendment, the Original Agreement will remain in full force and effect and is hereby ratified and confirmed. Each future reference to the Original Agreement will refer to the Original Agreement as amended by this Amendment. To the extent a conflict arises between the terms of the Original Agreement and this Amendment, the terms of this Amendment shall prevail but only to the extent necessary to accomplish their intended purpose.

4.
Incorporation. Article 17 of the Original Agreement is hereby incorporated mutatis mutandis into this Amendment.

5.
Binding Effect. This Seventh Amendment will be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.

87006015_2

DocuSign Envelope ID: EA350C36-E900-4606-87D9-B0A4B2C2E752

Roche Draft 1/6/2021

6.
Authority. As of the Seventh Amendment Effective Date, each Party hereby represents and warrants that (a) it has the power and authority to execute and deliver this Seventh Amendment, (b) the execution, delivery, and performance of this Seventh Amendment by it has been duly authorized by all requisite corporate action, and (c) this Seventh Amendment has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation of such Party and is enforceable against it in accordance with its terms.

7.
Governing Law. This Seventh Amendment and all amendments, modifications, alterations, or supplements hereto, and the rights of the Parties, will be construed under and governed by the laws of the State of New York, United States, exclusive of its conflicts of laws principles.

8.
Amendments. This Seventh Amendment may not be modified or amended, except by another agreement in writing executed by duly authorized signatories of each Party.

9.
Counterparts. This Seventh Amendment may be executed in two or more counterparts, all of which taken together will be regarded as one and the same instrument. Each Party may execute this Seventh Amendment in Adobe™ Portable Document Format (PDF) sent by electronic mail. PDF signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Seventh Amendment.

[Signatures Follow]

87006015_2

DocuSign Envelope ID: EA350C36-E900-4606-87D9-B0A4B2C2E752

IN WITNESS WHEREOF, the Parties have executed this Seventh Amendment to License, Collaboration, and Option Agreement through their duly authorized representatives.

Sarepta Therapeutics Three, LLC
By: /s/ Adam Hopkin
Name: Adam Hopkin
Title: Manager

F. Hoffmann-La Roche Ltd
By: /s/ Claire Steers
Name: Claire Steers
Title: Global Alliance Director
By: /s/ Franziska Baechler
Name: Franziska Baechler
Title: Attorney-at-Law

[Signature Page To Seventh Amendment To License, Collaboration, and Option Agreement]